EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of SeaWorld Entertainment, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2015 filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joel K. Manby, President and Chief Executive Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
•	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: February 26, 2016

By:	/s/ Joel K. Manby
Joel K. Manby
President and Chief Executive Officer, Director
(Principal Executive Officer)